

TSXV: SGMD

CORPORATE PRESENTATION
DECEMBER, 2022

SALONA GLOBAL
MEDICAL DEVICE CORPORATION

IMPORTANT

YOU MUST READ BEFORE CONTINUING

IMPORTANT: YOU MUST READ THE FOLLOWING BEFORE CONTINUING. This presentation (the "Presentation") about Salona Medical Device Company ("Salona" or the "Company") is dated as of December 1, 2022. It is information in a summary form and does not purport to be complete. It is not intended to be relied upon as advice to investors or potential investors and does not take into account the investment objectives, financial situation or needs of any particular investor. The information contained in this document has been prepared by the Company and contains confidential information pertaining to the business, operations, assets and prospects of the Company. The information contained in this document (a) is provided as at the date hereof and is subject to change without notice, (b) does not purport to contain all the information that may be necessary or desirable to fully and accurately evaluate an investment in the Company, and (c) is not to be considered as a recommendation by the Company that any person make an investment in the Company. An investment in the Company is speculative and involves a number of risks that should be considered by a prospective investor. Prospective investors should carefully consider the risk factors summarized herein and discussed or referred to in Salona's disclosure documents filed with United States Securities and Exchange Commission (the "SEC") and available at www.sec.gov, and with the securities regulatory authorities in certain provinces of Canada and available at www.sedar.com. No sales of the securities of the Company shall be made until the Company and the potential investor enter into a subscription agreement for such securities. This document is confidential and is being provided to you solely for your information and may not be reproduced, in whole or in part, in any form or forwarded or further distributed to any other person. Any forwarding, distribution or reproduction of this document in whole or in part is unauthorized. This document is not, and under no circumstances is to be construed as, a prospectus, or advertisement or a public offering of securities of the Company. Prospective investors should not assume that this document is complete and should conduct their own analysis and investigation of the Company and consult with their own financial, legal, tax and other business advisors before investing in the Company. By accepting and reviewing this document, you acknowledge and agree (i) to maintain the confidentiality of this document and the information contained herein, (ii) to protect such information in the same manner you protect your own confidential information, which shall be at least a reasonable standard of care, and (iii) to not utilize any of the information contained herein except to assist with your evaluation of a potential investment in the Company. This document may have been sent to you in an electronic form. You are reminded that documents transmitted via this medium may be altered or changed during the process of electronic transmission. You are responsible for protecting against viruses and other destructive items. Your receipt of this electronic transmission is at your own risk and it is your responsibility to take precautions to ensure that it is free from viruses and other items of a destructive nature. As a consequence of the above, neither the Company nor any director, officer, employee or agent of any of them or any affiliate of any such person accepts any liability or responsibility whatsoever in respect of any difference between the document distributed to you in electronic format and the hard copy version that may be made available to you. The information presented herein was prepared or obtained by the Company. Nothing contained herein is, or should be relied on as, a promise or representation as to the future performance of the Company. Unless otherwise noted, all information contained herein is provided as of the date hereof and is subject to change without notice.

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING INFORMATION AND FORWARD-LOOKING STATEMENTS: Certain statements contained in this Presentation constitute "forward-looking statements" and "forward-looking information" within the meaning of the Private Securities Litigation Reform Act of 1995 and applicable Canadian securities laws, respectively. These statements can be identified by the use of forward-looking terminology such as "expects" "believes", "estimates", "may", "would", "could", "should", "potential", "will", "seek", "intend", "plan", and "anticipate", and similar expressions as they relate to the Company, including: the Company successfully launching new/upgraded products; the Company closing additional acquisitions (including targets in the Company's existing "pipeline"); the Company planning to add more distribution channels and medical device products increasing production and maximizing margins; expected margins for the Company following the integration of its acquisition of DaMar Plastics Manufacturing, Inc. and, subject to closing, the integration of its acquisition of certain assets from Biodex Medical Systems, Inc. (the "Acquired Assets"); the expected additional revenue as a result of the Company's anticipated acquisition of the Acquired Assets; and management's expectation of increasing sales from the Acquired Assets post-closing. All statements other than statements of historical fact may be forward-looking information. Such statements reflect the Company's current views and intentions with respect to future events, and current information available to the Company, and are subject to certain risks, uncertainties and assumptions, including: the successful development of new products, registration of new products with appropriate regulatory body, completing currently contemplated IP acquisition transactions, developing more IP acquisition opportunities, successful integration of existing businesses, the Company successfully identifying, negotiating and completing additional acquisitions, including accretive acquisitions and successfully executing on current growth plans. Salona cautions that the forward-looking statements contained herein are qualified by important factors that could cause actual results to differ materially from those reflected by such statements. Such factors include but are not limited to the general business and economic conditions in the regions in which Salona operates; the ability of Salona to execute on key priorities, including the successful completion of acquisitions, business retention, and strategic plans and to attract, develop and retain key executives; difficulty integrating newly acquired businesses; the ability to implement business strategies and pursue business opportunities; disruptions in or attacks (including cyber-attacks) on Salona's information technology, internet, network access or other voice or data communications systems or services; the evolution of various types of fraud or other criminal behavior to which Salona is exposed; the failure of third parties to comply with their obligations to Salona or its affiliates; the impact of new and changes to, or application of, current laws and regulations; granting of permits and licenses in a highly regulated business; the overall difficult litigation environment, including in the United States; increased competition; changes in foreign currency rates; increased funding costs and market volatility due to market illiquidity and competition for funding; the availability of funds and resources to pursue operations; critical accounting estimates and changes to accounting standards, policies, and methods used by Salona; the occurrence of natural and unnatural catastrophic events and claims resulting from such events; and risks related to COVID-19 including various recommendations, orders and measures of governmental authorities to try to limit the pandemic, including travel restrictions, border closures, non-essential business closures, quarantines, self-isolations, shelters-in-place and social distancing, disruptions to markets, economic activity, financing, supply chains and sales channels, and a deterioration of general economic conditions including a possible national or global recession; as well as those risk factors discussed or referred to in Salona's disclosure documents filed with the SEC and available at www.sec.gov, and with the securities regulatory authorities in certain provinces of Canada and available at www.sedar.com. Should any factor affect Salona in an unexpected manner, or should assumptions underlying the forward-looking information prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking information is expressly qualified in its entirety by this cautionary statement. Moreover, Salona does not assume responsibility for the accuracy or completeness of such forward-looking information.

These risks, uncertainties and assumptions could adversely affect the outcome and financial effects of the plans and events described herein. In addition, even if the outcome and financial effects of the plans and events described herein are consistent with the forward-looking statements contained herein, those results or developments may not be indicative of results or developments in subsequent periods. Although the Company has attempted to identify important risks and factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors and risks that cause actions, events or results not to be as anticipated, estimated or intended. Forward-looking information contained herein is based on the Company's current estimates, expectations and projections, which the Company believes are reasonable as of the current date. The Company can give no assurance that these estimates, expectations and projections will prove to have been correct.

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Prospective investors should not place undue reliance on forward-looking statements, which are based on the information available as of the date of this document. Forward-looking statements contained in this document are made of the date hereof and, except as required by applicable law, the Company assumes no obligation to update or revise them to reflect new events or circumstances. Historical statements contained in this document regarding past trends or activities should not be taken as a representation that such trends or activities will continue in the future. In this regard, certain financial information contained herein has been extracted from, or based upon, information available in the public domain and/or provided by the Company. No statement in this document is intended to be nor may be construed as a profit forecast.

An investment in the Company is speculative and involves substantial risk and is only suitable for investors that understand the potential consequences and are able to bear the risk of losing their entire investment. Investors should consider the risk factors described herein and elsewhere, in addition to many others, and consult with their own legal, tax and financial advisors with respect to all such risks before making an investment.

CAUTIONARY NOTE REGARDING FUTURE-ORIENTED FINANCIAL INFORMATION: To the extent any forward-looking statement in this document constitutes "future-oriented financial information" or "financial outlooks" within the meaning of applicable Canadian securities laws, such information is being provided to demonstrate the anticipated market penetration and the reader is cautioned that this information may not be appropriate for any other purpose and the reader should not place undue reliance on such future-oriented financial information and financial outlooks. Future-oriented financial information and financial outlooks, as with forward-looking statements generally, are, without limitation, based on the assumptions and subject to the risks set out above under the heading "Cautionary Note Regarding Forward-Looking Information and Forward-Looking Statements". The Company's actual financial position and results of operations may differ materially from management's current expectations.

Non-GAAP Measures: This Presentation refers to "Adjusted EBITDA" which is a non-GAAP and non-IFRS financial measure that does not have a standardized meaning prescribed by GAAP or IFRS. The Company's presentation of this financial measure may not be comparable to similarly titled measures used by other companies. The Adjusted EBITDA financial measure assists the Company's management in comparing its operating performance over time because certain items may obscure underlying business trends and make comparisons of long-term performance difficult, as they are of a nature and/or size that occur with inconsistent frequency or relate to discrete acquisition plans that are fundamentally different from the ongoing operating plans of the Company. The Company's management also believes that presenting this measure allows investors to view its performance using the same measure that the Company uses in evaluating its financial and business performance and trends. Adjusted EBITDA is defined as net loss excluding: stock based compensation, amortization, depreciation, interest expense, foreign exchange gain, change in fair value of earn-out consideration, change in fair value of contingent consideration, transaction costs, and income tax expense.

TAXATION: Prospective investors should be aware that the purchase of securities of the Company may have tax consequences. The Company assumes no responsibility for the tax consequences of any investment. Each prospective investor is strongly encouraged to consult its own tax advisor concerning any purchase of securities of the Company and the holding and disposition of any such securities. This document does not address the tax consequences of the purchase, ownership or disposition of any such securities.

RESALE: The securities are being offered on a private placement basis in reliance upon prospectus and registration exemptions under applicable securities legislation. Resale of the securities offered hereby will be subject to restrictions under applicable securities legislation, which will vary depending on the relevant jurisdiction. Generally, such securities may be resold only pursuant to an exemption from the prospectus and registration requirements of applicable securities legislation or pursuant to an exemption order granted by appropriate securities regulatory authorities. The Company's securities have not been, and may never be, registered under the United States Securities Act of 1933, as amended (the "1933 Act"), or under applicable state or foreign securities laws.

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U.S. INVESTOR NOTICE: This document does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of securities of the Company in any jurisdiction in which an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities have not been approved or disapproved by the SEC or by any state securities commission or regulatory authority, nor have any of the foregoing authorities or any Canadian provincial securities regulator passed on the accuracy or adequacy of the disclosures contained herein and any representation to the contrary is a criminal offense. Any representation to the contrary is a criminal offense. The securities offered hereby have not been registered under the 1933 Act, or the securities laws of any state and are being offered in reliance upon certain exemptions from registration under such laws.

TRADEMARKS AND TRADE NAMES: This Presentation includes references to trademarks and tradenames of the Company and its subsidiaries, as applicable, which are protected under applicable intellectual property laws and are their property. The trademarks and trade names of the Company and its subsidiaries, as applicable, referred to in this Presentation may appear without the ® or ™ symbol, but references to their trademarks and trade names in the absence of such symbols are not intended to indicate, in any way, that they will not assert, to the fullest extent under applicable law, their rights to these trademarks and trade names. All other trademarks and trade names used in this Presentation are the property of their respective owners. The Company does not intend for its use or display of other companies' trademarks and trade names to imply a relationship with, or endorsement or sponsorship of it by, those other companies.

CURRENCY: Unless otherwise specified, all dollar amounts in this Presentation are expressed in Canadian dollars.

INVESTOR NOTICE STATUTORY RIGHTS OF ACTION FOR DAMAGES OR RESCISSION FOR CANADIAN INVESTORS

The following is a summary of rights of rescission or damages, or both, available to purchasers resident in the province of Ontario, New Brunswick, Nova Scotia and Saskatchewan. If there is a misrepresentation herein and you are a purchaser under securities legislation in Ontario, New Brunswick, Nova Scotia and Saskatchewan you have, without regard to whether you relied upon the misrepresentation, a statutory right of action for damages, or while still the owner of the securities, for rescission against the Company, and in New Brunswick, Nova Scotia and Saskatchewan, a statutory right of action for damages against the directors of the Company. In Ontario, statutory rights of rescission or damages are not available if the purchaser is: (a) an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under Section 473(1) of that act; (b) a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services corporation, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction in Canada; (c) a Schedule III bank, meaning an authorized foreign bank named in Schedule III of the Bank Act (Canada); (d) the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada); or (e) a subsidiary of any person referred to in paragraphs (a), (b), (c) or (d), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by the directors of the subsidiary.

T

IMPORTANT

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his statutory right of action is subject to the following: (a) if you elect to exercise the right of action for rescission, you will have no right of action for damages against the Company; (b) except with respect to purchasers resident in Nova Scotia, no action shall be commenced to enforce a right of action for rescission after 180 days from the date of the transaction that gave rise to the cause of action; (c) no action shall be commenced to enforce a right of action for damages after the earlier of (i) 180 days (with respect to purchasers resident in Ontario) or one year (with respect to purchasers resident in Saskatchewan and New Brunswick) after you first had knowledge of the facts giving rise to the cause of action and (ii) three years (with respect to purchasers resident in Ontario) or six years (with respect to purchasers resident in Saskatchewan and New Brunswick) after the date of the transaction that gave rise to the cause of action; (d) with respect to purchasers resident in Nova Scotia, no action shall be commenced to enforce a right of action for rescission or damages after 120 days from the date on which payment for the securities was made by you; (e) the Company will not be liable if it proves that you purchased the securities with knowledge of the misrepresentation; (f) in the case of an action for damages, the Company will not be liable for all or any portion of the damages that it proves do not represent the depreciation in value of the securities as a result of the misrepresentations; and (g) in no case will the amount recoverable in such action exceed the price at which the securities were sold to you. The foregoing is a summary only and is subject to the express provisions of the Securities Act (Ontario), the Securities Act (New Brunswick), the Securities Act (Nova Scotia) and the Securities Act (Saskatchewan), and the rules, regulations and other instruments thereunder, and reference is made to the complete text of such provisions contained therein. Such provisions may contain limitations and statutory defences on which the Company may rely.

Notwithstanding that the Securities Act (British Columbia), the Securities Act (Alberta), and the Securities Act (Québec) do not provide, or require the Company to provide, to purchasers resident in these jurisdictions any rights of action in circumstances where this document or an amendment hereto contains a misrepresentation, the Company hereby grants to such purchasers contractual rights of action that are equivalent to the statutory rights of action set forth above with respect to purchasers resident in Ontario.

In Manitoba, the Securities Act (Manitoba), in Newfoundland and Labrador the Securities Act (Newfoundland and Labrador), in Prince Edward Island the Securities Act (PEI), in Yukon, the Securities Act (Yukon), in Nunavut, the Securities Act (Nunavut) and in the Northwest Territories, the Securities Act (Northwest Territories) provide a statutory right of action for damages or rescission to purchasers resident in Manitoba, Newfoundland, PEI, Yukon, Nunavut and Northwest Territories, respectively, in circumstances where this document or an amendment hereto contains a misrepresentation, which rights are similar, but not identical, to the rights available to Ontario purchasers.

The statutory right of action described above is in addition to and without derogation from any other right or remedy at law.

THE RECOVERY SCIENCE MARKET AND PHYSICAL THERAPY

THE $30B+ AND GROWING RECOVERY SCIENCE & MEDICAL DEVICE INDUSTRY HAS CONSISTENTLY OUTPERFORMED THE MARKET AVERAGE (1)



Prevention
Salona Global
Rehabilitation
Treatment

- 1.6 MILLION REGISTERED PHYSICAL THERAPISTS (PT) WORLDWIDE
- 35 MILLION UNIQUE PATIENTS PER WEEK OR ABOUT 15% OF THE US ADULT POPULATION (1)
- GROWING MARKET AS THE GLOBAL AGING POPULATION WANTS TO REMAIN ACTIVE INTO OLD AGE.
- PHYSICAL THERAPISTS & ATHLETIC TRAINERS ENTERING THE MARKET IS EXPECTED TO GROW BY 20-30% OVER THE NEXT 5 YEARS (1)

(1)DATA COURTESY OF BEACON SECURITIES, MARCH 17 2022 COVERAGE INITIATION REPORT
(2)DATA COURTESY OF BLS.GOV: HTTPS://WWW.BLS.GOV/OOH/HEALTHCARE/ATHLETIC-TRAINERS.HTM

PRODUCTS THAT MAKE THE MARKET



Prevention
Salona Global
Rehabilitation
Treatment

PREVENTION

- Specialty Supports*
- Athletic Braces*
- Diabetic Shoes*
- Wearables*
- Fall Prevention*

TREATMENT

- Muscle Stimulation*
- Wound Care Devices*
- Bone Growth Stimulators*
- DVT Devices*
- TENS & NMES*

REHABILITATION

- Pre-op Devices
- Compression*
- Ergonomics*
- Hot/Cold Therapy*
- Post-op Braces
- Massage Therapy Devices*
- Constant Passive Motion (CPM)*
- Physical Medicine Modalities*
- Mobility & Training*
- Treatment Tables

*PRODUCTS CURRENTLY BEING DEVELOPED OR SOLD BY SALONA GLOBAL

PRODUCTS BEING SOLD - EXAMPLES


Prevention
Salona Global
Rehabilitation
Treatment



SPECIALTY SUPPORTS



ATHLETIC BRACES



DIABETIC SHOES



MUSCLE THERAPY



MUSCLE STIMULATION



BONE GROWTH STIMULATORS



TENS & NMES



COMPRESSION



HOT / COLD THERAPY

MANAGEMENT TEAM



LES CROSS
EXECUTIVE CHAIRMAN



LUKE FAULSTICK
CEO

The team leaders operated DJO Global (on the NYSE), the leader in recovery science
Blackstone bought out DJO at 3.3x revenues or US$1.6B

Les Cross - former CEO of DJO
Luke Faulstick - former COO of DJO



DENNIS NELSON
CFO



SCOTT ROGOW
VP, SALES



KEN ZISHOLZ
SALES CHANNEL LEADER



RICK GREENWALD
R & D LEADER

FINANCIAL ADVISORS

Former PHM Chairman &
Former Vice Chairman
(Now trading as Viemed and Quipt on the Nasdaq.)

GROWTH PLAN



Capitalize on extensive industry contacts to drive five engines of revenue and profit growth:

1. M&A: A deep pipeline of potential acquisition targets
2. Product Development: Five products under development; one already brought to market in less than 6 months
3. Product IP Acquisition: Sourcing under-valued IP that can quickly be productized for the market
4. Product Distribution Agreements: Finding high margin products to expand the product line into existing and new distribution channels
5. Organic Growth: Organic growth post-acquisition through integration and improved sales and distribution.

VERTICAL INTEGRATION

Capturing "Top-to-Bottom" margins through its subsidiaries

Through M&A, IP acquisition & product development, SGMD plans to add more distribution channels and medical device products increasing production and maximizing margins

SALES AND DISTRIBUTION NETWORK



30+ Independent Sales Reps

FDA APPROVED MANUFACTURING





80,000 Sq ft

65-70% capactity utilization

Can be expanded to double the size on the land footprint

IP & Product Development FDA regulatory expertise





SGMD SUMMARY



- $80 million in revenues including last 2 announced acquisitions (DaMar and Biodex)*
- 33% reported gross margins for reported Q1/Q2; 30%-35% margins expected post DaMar and Biodex integration
- $1.4 million in reported adjusted EBITDA fiscal YTD (see Q2 announcement for GAAP reconciliation)
- $22.5 million order book back log, including Biodex**
- Acquired product IP and secured several distribution agreements in 2022
- Increased staffing and processes already in place to integrate the large Biodex acquisition
- Strong pipeline of cashflow positive acquisition targets for potential follow on deals

* SGMD reported Q2 revenues (x4) combined with Biodex (purchase agreement executed) and DaMar TTM reported revenues

**Order book back log includes existing Q2 announced backlog of $18.5 million

REVIEW OF BIODEX ACQUISITION - PRODUCTS

Bidoex is a niche brand of physical therapy clinic devices with an IP-based product portfolio including devices for:

Isokinetic system | Balance | Gait Training | Fall prevention | Ergonomic systems












REVIEW OF BIODEX ACQUISITION: TERMS & FINANCIAL METRICS

- The Biodex asset acquisition is highly accretive and is expected to generate **$26 million** in additional annual revenue; comprised of $20 million in revenues from medical device sales at gross margins greater than 30% and of $6 million from a supply agreement with a 15% gross margin
- SGMD acquires net working capital of US$3.5M with the deal
- 50% of revenues are in the international market, expanding SGMD's global footprint
- Management expects to increase sales annually post close, following a plan similar to the existing acquisitions completed

<u>Terms:</u>
Total consideration of US$8M in cash

- US$5M on closing
- US$3M earn-out payments: (1) US$1M payments upon achieving US$5M in revenue 12 months from closing; (2) US$1M payments upon achieving US$10M in revenue 12 months from closing; (3) US$1M payments upon achieving US$15M in revenue 12 months from closing, not including the supply contract
- Cash on hand and debt facility from current senior lender to be used to make the acquisition
    - Current senior debt facility has a floating rate of U.S. prime + 0.75% interest currently totally 7.75%.
    - 12 equal principal payments are scheduled quarterly starting 1 year after the acquisition.
    - Proceeds from the subordinated debenture will be used to reduce the senior debt facility

TSXV:SGMD
Enterprise Value:
$79M

As of 11/25/22; market cap + $13M planned term debt as part of the Biodex acquisition

Revenues	
At Listing (June 2021)	$16M
Post acquisitions of Biodex and DaMar	$80M

SGMD Q2 reported revenues (x4) combined with TTM revenues of Biodex and DaMar

CAP TABLE SUMMARY - NOVEMBER 2022

Common shares (tradable float)	53,707,779
Class A Shares	1,355,425
Earn out shares issued	19,019,000
Earn out shares expected to be issued	21,760,563
Total Shares	**95,842,767**

Partially diluted, not including warrants & options

EXCHANGE	COMPANY	REVENUE MULTIPLE	REPORTED REVENUE (last quarter x4)	MARKET CAP***	REV GROWTH
NYSE	ResMed, Inc.	9.3	US3.6B	US$33B	12%
NASDAQ	Utah Medical	6.5	US$52M	US$332M	9%
NASDAQ	Cerus Corp	3.36	US$154M	US$625M	26%
NASDAQ	Zynex Inc	2.5	US$125M	US$354M	20%
NASDAQ	Tandem Diabetes Care	4.6	US$809M	US$3.48B	20%
NASDAQ	iRhythm Technologies	9.38	US$406M	US$3.4B	27%

*** Yahoo Finance 11/25//22

SALONA GLOBAL MEDICAL DEVICE CORP

6160 INNOVATION WAY
CARLSBAD, CA

OFFICE

info@salonaglobal.com

1 (800) 760-6826

www.salonaglobal.com